ADVISORSHARES TRUST

AdvisorShares new tech and media ETF

NYSE Arca ticker: fng

Supplement dated June 26, 2017

to the Prospectus and Statement of Additional Information

dated June 23, 2017

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the AdvisorShares New Tech and Media ETF (the “Fund”) and should be read in conjunction with those documents.

Shares of the Fund will be available for purchase by investors when the Fund commences operations. The Fund is expected to commence operations in mid-July 2017 and no purchase of shares will be accepted by the Fund prior to that time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.